                          BRIGGS & STRATTON CORPORATION

               FORM 10-Q for Quarterly Period Ended March 31, 2002


                                Exhibit No. 10.1


                   AMENDED AND RESTATED SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN

                            Effective January 1, 2000

                          BRIGGS & STRATTON CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




              Amended and Restated Effective as of January 1, 2000

                                TABLE OF CONTENTS


                                                                                                               Page

PREAMBLE              ...........................................................................................1

ARTICLE I             GENERAL....................................................................................2
                       1.1     Committee.........................................................................2
                       1.2     Deferred Compensation Plan........................................................2
                       1.3     Employer..........................................................................2
                       1.4     Plan..............................................................................2
                       1.5     Pension Plan......................................................................2
                       1.6     Service...........................................................................2

ARTICLE II            ELIGIBILITY................................................................................3
                       2.1     Persons Eligible As Participants Under The Plan...................................3

ARTICLE III           RETIREMENT BENEFITS........................................................................4
                       3.1     Time of Commencement and Amount...................................................4
                       3.2     Manner of Payment.................................................................5
                       3.3     Pre-retirement Spousal Survivor Annuity...........................................5
                       3.4     Pre-retirement Death Benefit......................................................6
                       3.5     Interpretation....................................................................7
                       3.6     Commutation of Benefit............................................................7
                       3.7     Committee Discretion..............................................................7

ARTICLE IV            AMENDMENT AND TERMINATION..................................................................9
                       4.1     Amendment and Termination.........................................................9
                       4.2     Acceleration......................................................................9

ARTICLE V             ADMINISTRATION............................................................................10
                       5.1     In General.......................................................................10
                       5.2     Committee Discretion.............................................................10
                       5.3     Committee Members' Conflict of Interest..........................................10
                       5.4     Governing Law....................................................................10
                       5.5     Expenses.........................................................................10
                       5.6     Minor or Incompetent Payees......................................................11
                       5.7     Withholding......................................................................11
                       5.8     Indemnification..................................................................11

ARTICLE VI            BENEFITS UNFUNDED.........................................................................12
                       6.1     Unsecured Claim..................................................................12
                       6.2     Grantor Trust Only...............................................................12

ARTICLE VII           NONALIENATION OF BENEFITS.................................................................13

ARTICLE VIII          CLAIMS PROCEDURE..........................................................................14
                       8.1     Claims...........................................................................14
                       8.2     Timing of Notification of Claim Determination....................................14
                       8.3     Manner and Content of Notification of Claim Determination........................14
                       8.4     Appeal Procedure.................................................................14


                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              Page
                       8.5     Timing of Notification of Claim Determination on Appeal..........................15
                       8.6     Manner and Content of Notification of Claim Determination on Appeal..............15

ARTICLE IX             MISCELLANEOUS............................................................................16
                       9.1     No Right to Continued Employment.................................................16
                       9.2     Impact on Other Plans............................................................16
                       9.3     Severability.....................................................................16
                       9.4     Gender and Number................................................................16
                       9.5     Evidence Conclusive..............................................................16
                       9.6     Status of Plan Under ERISA.......................................................16
                       9.7     Name and Address Changes.........................................................16
                       9.8     Limitations on Provisions........................................................17
                       9.9     Identity of Payee................................................................17


                                    PREAMBLE

         Briggs & Stratton Corporation hereby amends and restates, effective as of January 1, 2000, the Supplemental Executive Retirement Plan.

                                    ARTICLE I

                                     General

     1.1 Committee. The term "Committee" means the Compensation Committee of the Board of Directors of the Employer. Such Committee shall be the Plan Administrator of this Plan for purposes of the Employee Retirement Income Security Act of 1974.

     1.2 Deferred Compensation Plan. The term "Deferred Compensation Plan" means the Briggs & Stratton Corporation Key Employees Savings and Investment Plan and any and all other deferred compensation agreements between the Participant and the Employer.

     1.3 Employer. The term "Employer" means Briggs & Stratton Corporation.


     1.4 Plan. The term "Plan" means the Briggs & Stratton Corporation Supplemental Executive Retirement Plan as set forth in this document and all subsequent amendments hereto.

     1.5 Pension Plan. The term "Pension Plan" means the Briggs & Stratton Retirement Plan as amended from time to time.

     1.6 Service. The term "Service" has the same meaning as defined in Section
3.02 of Part B of the Pension Plan.

                                    ARTICLE II

                                   Eligibility

     2.1 Persons Eligible As Participants Under The Plan. Each corporate officer who is a Participant in the Pension Plan shall be a Participant in this Plan. The Plan does not cover any person who terminated employment with the Employer prior to August 15, 1989.

     Each Participant in this Plan who terminates employment with the Employer on or after August 15, 1989 shall receive benefits based upon the provisions of this Plan as in effect at the time of such Participant's termination of employment.

                                   ARTICLE III

                               Retirement Benefits

     3.1 Time of Commencement and Amount.

         (a) Normal or Late Retirement. In the case of a Participant who terminates employment with the Employer on or after his 65th birthday, his pension benefit hereunder shall commence on the first day of the month next following the date of his termination of employment.

         (b) Early Retirement. In the case of a Participant who terminates employment with the Employer prior to his 65th birthday but on or after his 55th birthday and after completing at least 10 but less than 30 years of Service, his pension benefit hereunder shall commence on either (i) the first day of the month following the later of (A) the date of his termination of employment or
(B) his 62nd birthday or, if earlier, the date he would have completed 30 years of Service or (ii) if consented to by the Committee in its discretion, the first day of any month following the date of his termination of employment.

         (c) Special Early Retirement. In the case of a Participant who terminates employment with the Employer prior to his 65th birthday but after completing 30 years of Service, his pension benefit hereunder shall commence on the first day of the month following his termination of employment.

         (d) Disability Retirement. In the case of a Participant who terminates employment with the Employer prior to his 65th birthday but on or after incurring a Disability as defined in Section 2.03(l) of Part B of the Pension Plan and after completing 10 years of Service, his pension benefit hereunder shall commence on the first day of the month following the date of his termination of employment.

         (e) Amount. In the case of Normal, Late, Early, Special Early and Disability Retirement, the amount of monthly pension payable as a single life pension shall be (i) the amount of monthly pension which would have been payable to him under the Pension Plan as a single life monthly pension based on his retirement on the same date and commencement of his benefits on the same date if the provisions of Internal Revenue Code Sections 401(a)(17) and 415 did not exist, if he had made no deferrals under the Deferred Compensation Plan and if the benefit formula under Part B of the Pension Plan contained a multiplier of 2.1% (rather than 1.6%) minus (ii) the amount of pension, expressed as a single life monthly pension, actually payable to him under the Pension Plan based on his retirement on the same date and assuming benefits commence on the same date.

         (f) Termination of Employment.

             (1) In the case of a Participant who terminates employment with the Employer prior to his 65th birthday and prior to completing 10 years of Service, his pension benefit hereunder shall commence on the first day of the month next following the date he attains age 65.

             (2) In the case of a Participant who terminates employment with the Employer prior to his 55th birthday after completing at least 10 but less than 30 years of Service, his pension benefit hereunder shall commence (i) on the first day of the month next following the date he attains age 65 or (ii) if consented to by the Committee in its discretion, the first day of any month next following his 55th birthday and prior to his 65th birthday requested by the Participant.

             (3) If benefits become payable under paragraphs (f)(1) or (f)(2), the amount of such monthly pension payable as a single life pension shall be (i) the amount of monthly pension which would have been payable to him under the Pension Plan as a single life monthly pension based on his termination on the same date and assuming commencement of benefits on the same date if the provisions of Internal Revenue Code Sections 401(a)(17) and 415 did not exist, if he had made no deferrals under the Deferred Compensation Plan, if the benefit formula under Part B of the Pension Plan contained a multiplier of 2.1% (rather than 1.6%) and if the Pension Plan did not require completion of 5 years of Service to be eligible for a benefit minus (ii) the amount of pension, expressed as a single life monthly pension, actually payable to him under the Pension Plan based on his termination on the same date and assuming benefits under the Pension Plan commence on the same date (or, in the case of a Participant with less than 5 years of Service, the amount which would have been payable under the Pension Plan if it had not required completion of 5 years of Service by the Participant in order for a pension to be payable).

     3.2 Manner of Payment. If the Participant is unmarried at the time his pension benefit commences, his pension benefit shall be payable to him in the form of a single life monthly pension. If the Participant is married at the time his pension benefit commences, instead of receiving a single life monthly pension he shall receive a Joint and Survivor Pension. The Joint and Survivor Pension shall be a reduced monthly pension payable to the Participant for his life with a continuing pension payable after his death to his surviving spouse for her life in an amount equal to 50% of the reduced benefit payable during the life of the Participant. Such Joint and Survivor Pension shall be the actuarial equivalent of the single life monthly pension which would be payable to the Participant if he were unmarried. If so requested by the Participant and consented to by the Committee in its discretion, the Plan shall pay the benefit of a Participant for which the Participant is eligible in the form of a single life monthly pension or in one of the optional forms of benefit payable under
Section 6.05 of Part B of the Pension Plan which is the actuarial equivalent of the single life monthly pension otherwise payable to the Participant hereunder. Actuarially equivalent benefits shall be determined under the factors set forth for determining actuarial equivalency in the Pension Plan.

     3.3 Pre-retirement Spousal Survivor Annuity.

         (a) If any married Participant (including a terminated Participant) who has not met the age and service requirements to begin receiving a pension under
Section 3.1(a), (b) or (c) dies before starting to receive payments hereunder, then his surviving spouse, if any, shall be entitled to a monthly benefit for life.

         (b) Provided that the surviving spouse survives to such commencement date, payment of such benefit will commence on (i) the first day of the month following the

Participant's or former Participant's date of death or, if later, 55th birthday or (ii) in the case of a Participant or former Participant who had not completed at least 10 years of Service, the first day of the month following the 65th birthday of the Participant or former Participant.

         (c) The amount of such monthly benefit for life shall be an amount equal to (i) what such spouse would have received as a survivor annuity under the Pension Plan, based on the Participant's Service and the benefit formula in effect under the Pension Plan on the date of his death or, if earlier, the date of his termination of employment, if the Participant had survived to and commenced to receive his pension on the later of his 55th birthday (65th birthday if the Participant had not completed at least 10 years of Service) or date of death in the Joint and Survivor Pension form, as described in Section 3.2, and died on the next day if the provisions of Internal Revenue Code Sections 401(a)(17) and 415 did not exist, if the Participant had made no deferrals under the Deferred Compensation Plan, if the benefit formula under Part B of the Pension Plan contained a multiplier of 2.1% (rather than 1.6%) and if the Pension Plan did not require completion of 5 years of Service for this benefit to apply minus (ii) the amount of any survivor annuity actually payable to the spouse under the Pension Plan based on the Participant's death on the same date and assuming the survivor annuity commenced on the same date (or, in the case of a Participant with less than 5 years of Service, the amount which would have been payable under the Pension Plan if it had not required completion of 5 years of Service by the Participant in order for the survivor annuity to be payable).

         (d) In addition to the payments otherwise due under paragraphs (a), (b) and (c), if the Participant had completed at least 10 years of Service and dies prior to what would have been the Participant's 55th birthday, then until the Participant's 55th birthday the Participant's spouse shall be entitled to receive a monthly amount of benefit which shall be computed as described under paragraph (c) above as though the Participant's 55th birthday coincided with the date of the Participant's death and the offset described in clause (ii) of paragraph (c) above did not exist.

     3.4 Pre-retirement Death Benefit.

         (a) If any Participant (including any former Participant) who has met the age and service requirements for a pension under Section 3.1(a), (b) or (c) dies before starting to receive payments hereunder, then his surviving beneficiary, if any, shall be entitled to a survivor benefit.

         (b) Payment of such benefit will commence on the first day of the month following the Participant's or former Participant's date of death.

         (c) The amount of such survivor benefit shall be an amount equal to (i) what such beneficiary would have received as a survivor benefit under the Pension Plan if the Participant had terminated employment on the day before his death and commenced to receive benefits on that day under whichever of Section 3.1(a), (b) or (c) would have been applicable calculated on the assumption that the provisions of Internal Revenue Code Sections 401(a)(17) and 415 did not exist, the Participant had made no deferrals under the Deferred Compensation Plan and the benefit formula under Part B of the Pension Plan contained a multiplier of 2.1% (rather than 1.6%) minus (ii) the amount of survivor benefit actually payable to the beneficiary under the Pension Plan based on the Participant's death on the same date and assuming the survivor benefit commenced on the same date.

         (d) The beneficiary shall be the same beneficiary as designated by the Participant for purposes of Section 6.03 of Part B of the Pension Plan (or, in the case of death after termination of employment, the beneficiary in effect under Section 6.04 of Part B of the Pension Plan) and the form of payment shall be the same form as in effect under Section 6.03 of Part B of the Pension Plan (or, in the case of death after termination of employment, the same form as in effect under Section 6.04 of Part B of the Pension Plan).

     3.5 Interpretation.

         (a) With the exception of the fact that this Plan pays a benefit to an individual who terminates employment or dies prior to completion of 5 years of Service, it is the intention of the Employer that the benefits provided to the Participant and any beneficiary under this Plan and the Pension Plan together shall be no greater than would have been provided to the Participant and any beneficiary under the terms of the Pension Plan if the Participant had at all times been covered under the Pension Plan in accordance with its rules had the limitations of Internal Revenue Code Sections 415 and 401(a)(17) not existed and if the Participant had made no deferrals under the Deferred Compensation Plan (and if the formula in effect under Part B of the Pension Plan contained a multiplier of 2.1% rather than 1.6%). In the event that an individual's pension is increased under the Pension Plan after such individual commences to receive benefits hereunder, such increase shall be taken into account and shall reduce the remaining payments due the individual hereunder or, if the individual has received payment from this Plan in a lump sum, such individual shall be obligated to make monthly payments to the Employer equal to the monthly amounts by which the individual's payments from the Pension Plan have increased.

         (b) In computing the benefits which would be payable under this Plan in the absence of the offset for benefits payable under the Pension Plan, Schedule A of Part B of the Pension Plan and the first sentence of the last paragraph of
Section 2.03(j) of Part B of the Pension Plan shall be ignored. However, in computing the amount of offset for amounts payable under the Pension Plan all amounts payable under the Pension Plan shall be taken into account including amounts payable under the Pension Plan as a result of Schedule A of Part B of the Pension Plan and the first sentence of the last paragraph of Section 2.03(j) of Part B of the Pension Plan.

     3.6 Commutation of Benefit. The Committee, in its discretion, may determine to commute the benefits otherwise payable to a Participant or beneficiary hereunder, i.e., the Committee may direct that in lieu of the benefit otherwise payable to a Participant or a beneficiary hereunder, the Plan shall pay such individual a single lump sum cash payment which is the actuarial equivalent of the benefit otherwise payable. Actuarial equivalency shall be determined under the factors set forth in the Pension Plan.

     3.7 Committee Discretion. As to the exercise of its discretion under this Plan, the Committee shall in no way be bound by past precedent in connection with other Participants, i.e., the fact that it may have directed an earlier payment commencement date or an alternative form of payment for one Participant shall not in any way obligate the Committee to reach a similar decision for any subsequent Participant. Any Committee member who is also a Participant in this Plan shall not be authorized to vote or otherwise participate in the decision regarding the time or form of payment of that individual's benefit.

                                   ARTICLE IV

                            Amendment and Termination

     4.1 Amendment and Termination. Briggs & Stratton Corporation may amend or terminate this Plan at any time through action of its Board of Directors. If the Plan is terminated no further benefits shall accrue hereunder. However, unless necessary to conform to any present or future federal or state law or regulation, amendment or termination may not result in a reduction of benefits of a Participant (or his surviving spouse) who is already receiving benefits, nor may amendment or termination result in a Participant who is still in active service (or his surviving spouse) receiving a benefit hereunder smaller than that to which he would have been entitled had the Participant terminated employment on the day prior to the effective date of such amendment or termination. The delegation of authority to the Committee in Section 1.1 and
Article V does not extend to this Section 4.1.

     4.2 Acceleration. The Committee may direct payment of a Participant's benefits in an actuarially equivalent lump sum before they otherwise would be payable hereunder at any time after the Plan is terminated or if, based on notification from the Internal Revenue Service or a review by the Committee in light of Internal Revenue Service guidance, the Committee determines that a Participant has or will recognize income for federal income tax purposes with respect to amounts that are or will be payable under the Plan before they are to be paid. Further, the Committee may direct payment of a Participant's benefits in an actuarially equivalent lump sum before they otherwise would be payable and may terminate a Participant's participation in the Plan if, based on notification from the Department of Labor or a review by the Committee in light of Department of Labor guidance, the Committee determines that an individual's participation in the Plan jeopardizes the Plan's status as a plan described in
Section 9.6 hereof.

                                    ARTICLE V

                                 Administration

     5.1 In General. The Committee has such powers as may be necessary to direct the general administration of the Plan, including the powers given to it elsewhere in this document and including (but not by way of limitation) the following powers:

                  (a) to construe and interpret the Plan and to make equitable adjustments for any mistakes or errors made in the administration thereof;

                  (b) to prescribe such procedures, rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan or any of its duties hereunder;

                  (c) to decide questions of eligibility and determine the amount, manner and time of payment of any benefits and to direct the payment of the same by the Employer;

                  (d) to prescribe the form and manner of application for any benefits hereunder and forms to be used in the general administration hereof; and

                  (e) to receive from the Employer and Participants or their beneficiaries such information as shall be necessary for the proper administration of the Plan.

     5.2 Committee Discretion. The Committee has full and complete discretionary authority to determine eligibility for benefits, to construe the terms of the Plan and to decide any matter presented through the claims review procedure. Any final determination by the Committee shall be binding on all parties and afforded the maximum deference allowed by law. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious upon the evidence considered by the Committee at the time of such determination.

     5.3 Committee Members' Conflict of Interest. A member of the Committee who is covered hereunder may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right to any benefit under the Plan is particularly involved nor may a member of the Board who is covered hereunder vote to amend the Plan regarding the timing of distributions or vote with respect to direct or indirect termination of the Plan. Decisions shall be made by remaining Committee or Board members even if there is no quorum under normal Committee or Board rules.

     5.4 Governing Law. This Plan shall be construed in accordance with the laws of the State of Wisconsin to the extent not preempted by the provisions of the Employee Retirement Income Security Act of 1974 or other federal law.

     5.5 Expenses. All expenses and costs incurred in connection with the administration and operation of the Plan shall be borne by the Employer and/or the Trust.

     5.6 Minor or Incompetent Payees. If a person to whom a benefit is payable is a minor or is otherwise incompetent by reason of a physical or mental disability, the Committee may cause the payments due to such person to be made to another person for the first person's benefit without any responsibility to see to the application of such payment. Such payments shall operate as a complete discharge of the obligations to such person under the Plan.

     5.7 Withholding. To the extent required by law, the Employer shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder or from other amounts paid to the Participant by the Employer. To the extent that FICA taxes are required to be withheld from the Participant with respect to amounts credited under this Plan and no amounts are to be paid to the Participant hereunder or otherwise from the Employer from which such FICA taxes may be withheld, then the Employer shall pay such FICA taxes and the Participant's benefit hereunder shall be reduced by the amount of the FICA tax paid.

     5.8 Indemnification. Except as otherwise provided by law, neither the Board or the Committee nor any individual member of the Board or the Committee, nor the Employer, nor any officer, shareholder or employee of the Employer shall be liable for any error of judgment, action or failure to act hereunder or for any good faith exercise of discretion, excepting only liability for gross negligence or willful misconduct. Such individuals and entities shall be indemnified and held harmless by the Employer against any and all claims, damages, liabilities, costs and expenses (including attorneys' fees) arising by reason of any good faith error of omission or commission with respect to any responsibility, duty or action hereunder. Nothing herein contained shall preclude the Employer from purchasing insurance to cover potential liability of one or more persons who serve in an administrative capacity with respect to the Plan.

                                   ARTICLE VI

                                Benefits Unfunded

     6.1 Unsecured Claim. The right of any individual to receive payment under the provisions of this Plan shall be an unsecured claim against the general assets of the Employer, and no provisions contained in this Plan, nor any action taken pursuant to this Plan, shall be construed to give any individual at any time a security interest in any asset of the Employer, of any affiliated company, or of the stockholders of the Employer. The liabilities of the Employer to any individual pursuant to this Plan shall be those of a debtor pursuant to such contractual obligations as are created by this Plan and to the extent any person acquires a right to receive payment from the Employer under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

     6.2 Grantor Trust Only. Benefits under this Plan are payable solely from the general assets of the Employer. The rights of Participants and beneficiaries hereunder shall not constitute or be treated as a trust fund of any kind. Title to and beneficial ownership of any assets which the Employer may earmark to pay deferred compensation hereunder shall at all times remain in the Employer and Participants and beneficiaries hereunder shall have no interest in any specific assets of the Employer by virtue of this Plan. Notwithstanding the foregoing, the Employer intends to finance its obligation hereunder via the Trust Agreement dated January 31, 1995 between the Employer and Johnson Heritage Trust Company (the "Trust"), which is intended to be a grantor trust, in the event of a Change of Control Event as defined in such Trust. It is the intention of all parties involved that the arrangements be unfunded for tax purposes and for purposes of Title I of ERISA. The Trust and any assets held by the Trust to assist it in meeting its obligations under the Plan are intended to conform to the terms of the model trust requirements set forth in Revenue Procedure 92-64 issued by the Internal Revenue Service.

                                  ARTICLE VII

                            Nonalienation of Benefits

         All benefits payable hereunder are for the sole use and benefit of the Participants and their beneficiaries and, to the extent permitted by law, shall be free, clear and discharged of and from, and are not to be in any way liable for, debts, contracts or agreements, now contracted or which may hereafter be contracted and from all claims and liabilities now or hereafter incurred by any Participant or beneficiary covered by this Plan. No Participant or beneficiary covered by this Plan shall have the right to anticipate, surrender, encumber, alienate or assign, whether voluntarily or involuntarily, any of the benefits to become due hereunder unto any person or person upon any terms whatsoever, and any attempt to do so shall be void.

                                  ARTICLE VIII

                                Claims Procedure

     8.1 Claims. If the Participant or the Participant's beneficiary (hereinafter refereed to as "claimant") believes he is being denied any benefit to which he is entitled under this Plan for any reason, he may file a written claim with the member of the Committee designated as the claims administrator. The claimant may designate an authorized representative to act on his behalf in connection with his claim.

     8.2 Timing of Notification of Claim Determination. The claims administrator shall review the claim and notify the claimant of its decision with respect to his claim within a reasonable period of time, but not later than 90 days after receipt of the claim by the claims administrator, unless the claims administrator determines that special circumstances require an extension of time for processing the claim. If the claims administrator determines that an extension of time for processing is required, written notice of the extension will be furnished to the claimant prior to the termination of the initial 90-day period. In no event will the extension exceed a period of 90 days from the end of the initial 90-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the claims administrator expects to render the claim determination.

     8.3 Manner and Content of Notification of Claim Determination. The claims administrator will provide the claimant with written or electronic notification of any adverse claim determination. The notification will set forth:

                  (a) The specific reason or reasons for the adverse determination;

                  (b) Reference to the specific plan provisions on which the determination is based;

                  (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) A description of the plan's claim appeal procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") following an adverse claim determination on appeal.

     8.4 Appeal Procedure. A claimant is entitled to request the entire Committee to review any denial by written request to the Committee within 60 days of receipt of the denial. Absent a request for review within the 60-day period, the claim will be deemed to be conclusively denied. In connection with the claimant's appeal the claimant may submit written comments, documents, records and other information relating to the claimant's claim. Upon request the claimant will be provided, free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The Committee's decision regarding the claimant's appeal will take into account all comments, documents, records and other information the claimant submits relating to the claimant's claim, without regard to whether such information was submitted or considered in the initial claim determination.

     8.5 Timing of Notification of Claim Determination on Appeal. The Committee will notify the claimant of its determination of the claimant's claim on appeal within a reasonable period of time, but not later than 60 days after receipt of the claimant's request for review by the Committee unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension will be furnished to the claimant prior to the termination of the initial 60-day period. In no event will the extension exceed a period of 60 days from the end of the initial 60-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the determination on review.

     8.6 Manner and Content of Notification of Claim Determination on Appeal. The Committee will provide the claimant with written or electronic notification of its determination with respect to the claimant's appeal. In the case of an adverse claim determination on appeal, the notification will set forth:

                  (a) The specific reason or reasons for the adverse determination;

                  (b) Reference to the specific plan provisions on which the determination is based;

                  (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits.

                  (d) A statement of the claimant's right to bring an action under section 502(a) of ERISA.

                                   ARTICLE IX

                                  Miscellaneous

     9.1 No Right to Continued Employment. Neither participation in this Plan, nor the payment of any benefit hereunder, shall be construed as giving to the Participant any right to be retained in the service of the Employer, or limiting in any way the right of the Employer to terminate the Participant's employment at any time. Nor does the participation in this Plan guarantee the Participant the right to receive any specific amount of compensation or bonus, such amount being determined solely under such applicable compensation or bonus arrangement as established by the Employer.

     9.2 Impact on Other Plans. No amounts credited to any Participant under this Plan and no amounts paid from this Plan will be taken into account as "wages", "salary", "base pay" or any other type of compensation when determining the amount of any payment or allocation, or for any other purpose, under any other qualified or nonqualified pension or profit sharing plan of the Employer or other plan or program of the Employer, except as otherwise may be specifically provided by such plan or program.

     9.3 Severability. If any provisions of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if said illegal and invalid provisions had never been included herein.

     9.4 Gender and Number. Masculine gender shall include the feminine, and the singular shall include the plural, unless the context clearly indicates otherwise.

     9.5 Evidence Conclusive. The Employer, the Committee and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by any person with respect to any facts required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing it but not upon the Employer, the Committee or any other person involved in the administration of the Plan. Nothing herein contained shall be construed to prevent any such parties from contesting any such certification, statement, representation, or evidence or to relieve any person from the duty of submitting satisfactory proof of any fact.

     9.6 Status of Plan Under ERISA. The Plan is intended to be an unfunded plan maintained by an Employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as described in Section 201(2), Section 301(a)(3), Section 401(a)(1) and Section 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended.

     9.7 Name and Address Changes. Each Participant shall keep his name and address on file with the Employer and shall promptly notify the Employer of any changes in his name or address. All notices required or contemplated by this Plan shall be deemed to have been given to a Participant if mailed with adequate postage prepaid thereon addressed to him at his last address on file with the Employer. If any check in payment of a benefit hereunder (which was mailed to the last address of the payee as shown on the Employer's records) is returned unclaimed, further payments shall be discontinued unless evidence is furnished that the recipient is still alive.

     9.8 Limitations on Provisions. The provisions of the Plan and any benefits payable hereunder shall be limited as described herein. Any benefit payable under the Pension Plan shall be paid solely in accordance with the terms and provisions of the Pension Plan, and nothing in the Plan shall operate or be construed in any way to modify, amend, or affect the terms and provisions of the Pension Plan.

     9.9 Identity of Payee. If at any time any doubt exists as to the identity of any person entitled to payment of any benefit hereunder or as to the amount or time of any such payment, such sum shall be held by the Employer until such doubt is cured or the Employer may pay such sum into a court of competent jurisdiction in accordance with any lawful procedure in such case made and provided.